EXHIBIT 10.2


THIS CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE (COLLECTIVELY, THE "ACTS"). NEITHER THIS CONVERTIBLE PROMISSORY NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES UNDER ALL OF THE APPLICABLE ACTS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

                              TAG-IT PACIFIC, INC.

                           CONVERTIBLE PROMISSORY NOTE

November 9, 2004                                                    $___________

         TAG-IT PACIFIC, INC., a Delaware corporation (together with its successors and assigns, "ISSUER"), for value received, hereby promises to pay on the Maturity Date (as defined below) to _______________________ ("NOTEHOLDER") and its successors, transferees and assigns, by wire transfer of immediately available funds to an account designated by Noteholder by written notice to Issuer the principal sum of _______________ DOLLARS ($__________) or, if less, the aggregate unpaid principal amount outstanding on the Maturity Date, together with interest as provided below in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

         This Note (the "NOTE") is one of a duly authorized issue of a series of Convertible Promissory Notes of Issuer, in the aggregate principal amount of no less than EIGHT MILLION DOLLARS ($8,000,000) and no more than TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000) (the "PROMISSORY NOTES"). The Promissory Notes rank equally and ratably without priority over one another. No payment, including any prepayment, shall be made hereunder unless payment, including any prepayment, is made with respect to the other Promissory Notes in an amount which bears the same ratio to the then unpaid principal amount of such Promissory Notes as the payment made hereon bears to the then unpaid principal amount under this Note. Issuer's obligations under the Promissory Notes are secured by the collateral set forth in the Trademark Security Agreement, dated as of the date hereof, by and between Issuer's wholly-owned subsidiary, Talon International, Inc., and each of the purchasers of the Promissory Notes (the "SECURITY AGREEMENT").

         This Note is transferable or assignable by the Noteholder or any transferee of the Noteholder; PROVIDED that such transfer or assignment is made in compliance with the Securities Act of 1933, as amended, and any applicable state and foreign securities laws. Issuer agrees to issue to Noteholder or any transferee of Noteholder from time to time a replacement note or notes in the form hereof and in such denominations as such Person may request to facilitate such transfers and assignments. In addition, after delivery of an indemnification agreement in form and substance satisfactory to Issuer, Issuer also agrees to issue a replacement note if this Note has been lost, stolen, or destroyed.

         Issuer shall keep at its principal office a register (the "REGISTER") in which shall be entered the name and address of the registered holder of this Note and of all transfers of this Note. References to the "HOLDER" shall mean the Person listed in the Register as the payee of the Note. The ownership of this Note shall be proven by the Register. For the purpose of paying principal and any interest on this Note, Issuer shall be entitled to rely on the name and address in the Register and notwithstanding anything to the contrary contained in this Note, no Event of Default shall occur under Section 3(a) or 3(b) if payment of principal and any interest is made in accordance with the name and address contained in the Register.

         1. CERTAIN DEFINITIONS. The following terms (except as otherwise expressly provided) for all purposes of this Note shall have the respective meanings specified below. The terms defined in this Section 1 include the plural as well as the singular.

                  "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

                  "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in the State of California are authorized by law to close.

                  "CHANGE OF CONTROL" means the occurrence of either of the following: (i) an acquisition by an individual or legal entity or group (as set forth in Section 13(d) of the Exchange Act) of more than 50% of the voting rights or equity interests of Issuer, whether in one transaction or in a series of transactions, or (ii) a merger or consolidation of Issuer or a sale, transfer or other disposition of all or substantially all of Issuer's property, assets or business to another corporation where the holders of Issuer's voting securities prior to such transaction fail to continue to hold at least 50% of the voting power of Issuer or the successor corporation in such transaction and such transaction is approved by the Board of Directors.

                  "COMMON STOCK" means common stock, $0.001 par value per share, of Issuer.

                  "CURRENT MARKET PRICE" means, as of any date, 5% of the sum of the average, for each of the 20 consecutive Trading Days immediately prior to such date, of either: (i) the high and low sales prices of the Common Stock on such Trading Day as reported on the composite tape for the principal national securities exchange on which the Common Stock may then be listed, or (ii) if the Common Stock shall not be so listed on any such Trading Day, the high and low sales prices of Common Stock in the over-the-counter market as reported by the Nasdaq Stock Market for National Market Securities, or (iii) if the Common
Shares shall not be included in the Nasdaq Stock Market as a National Market Security on any such Trading Day, the representative bid and asked prices at the end of such Trading Day in such market as reported by the Nasdaq Stock Market or
(iv) if there be no such representative prices reported by the Nasdaq Stock Market, the lowest bid and highest asked prices at the end of such Trading Day in the over-the-counter market as reported by the OTC Electronic Bulletin Board or National Quotation Bureau, Inc., or any successor organization. If the Current Market Price cannot be determined under any of the foregoing methods, Current Market Price shall mean the fair value per share of Common Stock on such date as determined by the Board of Directors in good faith, irrespective of any accounting treatment.

                  "CUSTODIAN" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "MAJORITY HOLDERS" means, at any time, the holders of a majority in principal amount of the Promissory Notes then outstanding.

                  "MATURITY   DATE"   means   November   9,  2007,   subject  to
acceleration as provided in Section 3 hereof or the conversion of this Note as set forth in Section 6 hereof.

                  "ORIGINAL ISSUE DATE" means the date this Note is first issued by Issuer.

                  "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

                  "RESTRICTED PAYMENT" means the declaration or payment of any dividend or other distribution (whether in cash, stock or other property) with respect to the Common Stock, other than a dividend or other distribution payable in additional shares of Common Stock where an adjustment to the Conversion Price is made pursuant to Section 7(a)(ii) hereof.

                  "TRADING DAY" means any day on which the primary market on which shares of Common Stock are listed or quoted is open for trading, and a Trading Day shall end at the exact time at which trading shall end on the New York Stock Exchange.

         2.       PRINCIPAL AND INTEREST.

                  (a) INTEREST. The aggregate outstanding principal balance of this Note shall bear simple interest accruing from the date hereof to the date this Note shall have been converted or repaid in full at the rate of six percent (6%) per annum. All computations of interest payable hereunder shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed. Interest shall be due and payable quarterly in arrears, in cash, on March 31, June 30, September 30, and December 31 of each calendar year (each, an "INTEREST PAYMENT DATE"), commencing March 31, 2005, or such earlier date that this Note is converted or repaid in full.

                  (b) PAYMENT OBLIGATION. No provision of this Note shall alter or impair the obligations of Issuer, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, times and rate, and in the currency herein prescribed, subject to the conversion provisions of this Note as provided herein.

                  (c) RESTRICTIONS ON PREPAYMENT. The principal hereunder and all interest accrued thereon may be prepaid by Issuer only in accordance with this Section 2(c). Prior to the earlier of the first anniversary of the

Original Issue Date and a Change of Control, Issuer may not prepay the principal hereunder or any interest accrued thereon, in whole or in part, without the prior written approval of the Majority Holders. From and after the earlier of the first anniversary of the Original Issue Date and a Change of Control, the principal hereunder and all interest accrued thereon may be prepaid, in whole or in part, by payment to the Noteholder of (i) one hundred fifteen percent (115%) of the principal amount being prepaid, and (ii) one hundred percent (100%) of the interest being prepaid. With respect to any prepayment made by Issuer in accordance with this Section 2(c) (a "PREPAYMENT"), (i) Issuer shall give not less than five (5) Business Days prior written notice to the Noteholder that it intends to make such a Prepayment specifying the amount of such Noteholder's Note that Issuer will prepay and the date on which such Prepayment will be made, and (ii) Issuer shall make such Prepayment with respect to all outstanding Promissory Notes. For avoidance of doubt, at any time following receipt of the notice of Prepayment until the Prepayment, the Noteholder shall have the right to convert the Note as provided in Section 6.

         3. EVENTS OF DEFAULT AND REMEDIES. In case one or more of the following events (each, an "EVENT OF DEFAULT") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

                  (a) default in the payment of all or any part of the principal of any of this Note as and when the same shall become due and payable; or

                  (b) default in the payment of all or any part of the interest on any of this Note as and when same shall become due and payable, which default is not cured within three (3) Business Days after such date; or

                  (c) failure on the part of Issuer duly to observe or perform any other of the covenants or agreements on the part of Issuer contained in this Note (other than those covered by clauses (a) and (b) above) for a period of ten (10) Business Days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to Issuer; or

                  (d) Issuer pursuant to or within the meaning of any Bankruptcy Law (i) commences a voluntary case or proceeding; (ii)consents to the entry of an order for relief against it in an involuntary case or proceeding;
(iii) consents to the appointment of a Custodian of it or for all or substantially all of its property; (iv) makes a general assignment for the benefit of its creditors, or (v) admits in writing its inability to pay its debts as the same become due; or

                  (e) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law, which order or decree remains unstayed and in effect for 60 days, that (i) is for relief against Issuer in an involuntary case; (ii) appoints a Custodian of Issuer or for all or substantially all of the property of Issuer; or (iii) orders the liquidation of Issuer; or

                  (f) any prepayment by Issuer of any other Promissory Note or any issuance of securities in exchange for any other Promissory Note (other than Common Stock issuable upon conversion of such Promissory Notes in accordance with their terms as in effect on the Original Issue Date thereof), except in each case if Issuer offers to the Investor in writing the same prepayment of this Note and all other Promissory Notes then held by the Investor on the same economic terms on which the Issuer prepays or offers to prepay (whichever is more favorable to the holder of such other Promissory Note) such other Promissory Notes; or

                  (g) any Transaction Document shall cease, for any reason other than in accordance with its terms, to be in full force and effect, or the Issuer shall so assert in writing or shall disavow any of its obligations thereunder.

then, in each case where an Event of Default occurs, the Majority Holders, by notice in writing to Issuer (the "ACCELERATION NOTICE"), may, at their option, declare the outstanding principal hereunder and under all of the other Promissory Notes and all accrued and unpaid interest hereon and thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; PROVIDED that if an Event of Default specified in
Section 3(e) or 3(f) occurs, the principal hereunder and under all of the other Promissory Notes and all accrued and unpaid interest hereon and thereon shall become and be immediately due and payable without any declaration or other act on the part of the Noteholder or the Majority Holders.

         The Issuer shall reimburse the Noteholder, on demand, for any and all costs and expenses, including (but not limited to) reasonable attorney fees and court costs, incurred by the Noteholder in collecting or otherwise enforcing this Note or in attempting to do any of the foregoing.

         4. POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT. No right or remedy herein conferred upon or reserved to the Noteholder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         No delay or omission of the Noteholder to exercise any right or power accruing upon any Default or Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Default or Event of Default or an acquiescence therein; and every power and remedy given by this Note or by law may be exercised from time to time, and as often as shall be deemed expedient, by the Noteholder.

         5. WAIVER OF PAST DEFAULTS. The Noteholder may waive in writing any past Default or Event of Default hereunder and its consequences. In the case of any such waiver, Issuer and the Noteholder shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Default or Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Note; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

         6.       CONVERSION.

                  (a) OPTIONAL CONVERSION BY NOTEHOLDER. Subject to the limitations set forth in Section 6(j) hereof, the outstanding principal hereunder PLUS all interest accrued thereon may, at the Noteholder's option, be converted at any time, in whole or in part, on or prior to the Maturity Date, into shares of Common Stock, at a conversion rate of $3.65 per share (subject to adjustment for stock splits, stock dividends and the like) (the "CONVERSION PRICE"), all on and subject to the terms and conditions set forth in this
Section 6.

                  (b) MECHANICS OF OPTIONAL CONVERSION BY NOTE HOLDER. Such right of conversion shall be exercised by the Noteholder by delivering to Issuer a conversion notice in the form attached hereto as EXHIBIT A (the "CONVERSION NOTICE"), appropriately completed and duly signed, and by delivery to Issuer of this Note not later than two (2) business days thereafter. The Conversion Notice shall also contain a statement of the name or names (with addresses and tax identification or social security numbers) in which the certificate or certificates for Common Stock shall be issued, if other than the name in which this Note is registered. Promptly after the receipt of the Conversion Notice, Issuer shall issue and deliver, or cause to be delivered, to the Noteholder or such Noteholder's nominee, a certificate or certificates for the number of shares of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected as of the close of business on the date of receipt by Issuer of the Conversion Notice (the "CONVERSION DATE"), and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the holder or holders of record of such shares of Common Stock as of the close of business on the Conversion Date. If the Noteholder has not converted the entire amount of the Note pursuant to the Conversion Notice, then Issuer shall execute and deliver to the Noteholder a new
Note instrument identical in terms to this Note, but with a principal amount reflecting the unconverted portion of this Note. Issuer shall deliver the new
Note instrument promptly after the receipt of the Conversion Notice.

                  (c)      MANDATORY  CONVERSION  BY  ISSUER.   Subject  to  the
limitations set forth in Section 6(j) hereof, the outstanding principal hereunder PLUS all interest accrued thereon may, at Issuer's option, be converted at the Maturity Date, in whole or in part, into shares of Common Stock at the Conversion Price if, and only if, (i) the Current Market Price as of a date which is fifteen (15) calendar days prior to the Maturity Date (the "DETERMINATION DATE") is at least one hundred twenty five percent (125%) of the Conversion Price in effect on the Determination Date, (ii) the average daily trading volume of the Common Stock on the primary market on which the Common Stock is then listed or quoted is at least 100,000 shares over the Trading Days used in the calculation of the Current Market Price as of the Determination Date, and (iii) the shares of Common Stock to be issued upon such conversion are then registered for resale by the Noteholder pursuant to an effective registration statement filed with and declared effective by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or may be sold without restriction pursuant to Rule 144(k) promulgated by the Commission under the Securities Act.

                  Such right of conversion shall be exercised by Issuer by delivering to the Noteholder a conversion notice at any time after the Determination Date, which conversion notice shall specify the amount of principal and interest Issuer is electing to convert at the Maturity Date, set forth a calculation of the Current Market Price as of the Determination Date and the trading volume of the Common Stock on each of the Trading Days used in the calculation of the Current Market Price, and confirm that the shares of Common Stock to be issued upon conversion are registered for resale by the Noteholder pursuant to an effective registration statement filed with and declared effective by the SEC under the Securities Act, or may be sold without restriction pursuant to Rule 144(k) promulgated by the Commission under the Securities Act. On the Maturity Date, Issuer shall issue and deliver, or cause to be delivered, to the Noteholder or such Noteholder's nominee (as directed by the Noteholder prior to the Maturity Date), a certificate or certificates for the number of shares of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected as of the close of business on the Maturity Date, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the holder or holders of record of such shares of Common Stock as of the close of business on the Maturity Date. If Issuer has not converted the entire amount of the Note, then Issuer shall pay to Noteholder the unconverted portion of this Note on the Maturity Date.

Notwithstanding anything in this Section 6(c) to the contrary, if any outstanding principal hereunder or interest accrued thereon that Issuer elects to convert under this Section 6(c) cannot be converted by Issuer on account of the application of Section 6(j), then: (i) the portion of the unpaid principal and accrued interest that cannot be converted (the "BLOCKED AMOUNT") shall remain outstanding until such time as the Noteholder converts the Blocked Amount into Common Stock in accordance with this Note or Issuer repays the Blocked Amount or converts the Blocked Amount into Common Stock in accordance with this Note; (ii) interest on the Blocked Amount shall cease to accrue from and after the Maturity Date; (iii) the Noteholder shall continue to have the right to convert the Blocked Amount into Common Stock from and after the Maturity Date in accordance with the terms of this Note; (iv) Issuer shall have the right to convert the Blocked Amount, or portion thereof, into shares of Common Stock in accordance with the terms of this Note upon written notice to the Noteholder the first moment after the Maturity Date when Section 6(j) would not prevent such conversion; and (v) Sections 2(a), 2(c), 3(f), 3(g), 8 and 9 of this Note shall cease to have any further force or effect from and after the Maturity Date.

                  (d) ADJUSTMENTS. The amounts set forth in this Section 6 shall be subject to adjustment as provided in Section 7 hereof.

                  (e) FRACTIONAL SHARES. No fractional shares shall be issued upon the conversion of this Note. If on conversion of this Note a fraction of a share results, Issuer will pay the cash value of that fractional share, with the value of any such full share equal to the Conversion Price.

                  (f) COSTS. The Noteholder shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of the shares of Common Stock upon conversion of this Note. Additionally, Issuer shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares. The Noteholder shall reimburse Issuer for any such taxes assessed against Issuer.

                  (g) RESERVATIONS OF SHARES. The Company shall reserve at all times so long as this Note remains outstanding, free from preemptive rights, out of its treasury Common Stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the conversion of this Note, sufficient shares of Common Stock to provide for the conversion hereof.

                  (h) VALID ISSUANCE. All shares of Common Stock which may be issued upon conversion of this Note will upon issuance by Issuer be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof attributable to any act or omission by Issuer, and Issuer shall take no action which will cause a contrary result (including without limitation, any action which would cause the Conversion Price to be less than the par value, if any, of the Common Stock).

                  (i)      LEGEND.   Certificates  representing  any  shares  of
Common Stock issued upon conversion of this Note or in payment of interest hereunder shall bear a restrictive legend in substantially the following form:

         "THE  SECURITIES   REPRESENTED  BY  THIS   CERTIFICATE  HAVE  NOT  BEEN
         REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE (COLLECTIVELY, THE "ACTS"). NEITHER THE SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE
         REGISTRATION STATEMENT WITH RESPECT TO THE SHARES UNDER ALL OF THE APPLICABLE ACTS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED."

                  (j) RESTRICTIONS ON CONVERSION AMOUNT. Neither the Noteholder nor Issuer may convert the principal amount of this Note and accrued interest thereon into a number of shares of Common Stock to the extent that, upon such conversion, the number of shares of Common Stock then beneficially owned by such Noteholder and its affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Noteholder's for purposes of Section 13(d) of the Exchange Act (including shares held by any "group" of which the holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein), exceeds 4.99% of the total number of shares of Common Stock of Issuer then issued and outstanding. For purposes hereof, "group" has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission, and the percentage held by the Noteholder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. Each delivery of a notice of conversion by a Noteholder will constitute a representation by such Noteholder that it has evaluated the limitation set forth in this paragraph and determined, based on the most recent public filings by Issuer with the Commission, that the issuance of the full number of shares of Common Stock requested in such notice of exercise is permitted under this Section 6(j). The holders of Common Stock of the Company shall be third party beneficiaries of this Section 6(j) and the Company may not waive this Section 6(j) without the consent of holders of a majority of its Common Stock.

         7. ANTI-DILUTION ADJUSTMENTS. The Conversion Price shall be subject to adjustment from time to time as hereinafter provided in this Section
7. Upon each adjustment of the Conversion Price, except pursuant to Sections 7(a)(iii), (iv), and (v), the Noteholder shall thereafter be entitled to purchase upon conversion of this Note, at the Conversion Price resulting from such adjustment, the number of shares of the Common Stock obtained by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of shares of the Common Stock that may be acquired upon conversion of this Note immediately prior to such adjustment and dividing the product thereof by the Conversion Price resulting from such adjustment.

                  (a) CONVERSION PRICE ADJUSTMENTS. The Conversion Price shall be subject to adjustment from time to time as follows:

                           (i) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If Issuer shall, at any time or from time to time after Original Issue Date and while this Note remains outstanding, effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before such subdivision shall be proportionately decreased. Conversely, if Issuer shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately before such combination shall be proportionately increased. Any adjustment under this Section 7(a)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                           (ii) ADJUSTMENT FOR COMMON STOCK DIVIDENDS AND DISTRIBUTIONS. If Issuer, at any time or from time to time after the Original Issue Date while this Note remains outstanding makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (x) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (y) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, HOWEVER, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 7(a)(ii) to reflect the actual payment of such dividend or distribution.

                           (iii) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If at any time or from time to time after the Original Issue Date while this Note remains outstanding, the Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares, stock dividend, reorganization, merger, consolidation, or sale of assets provided for elsewhere in this Section 7(a)), in any such event the Noteholder shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Common Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

                           (iv) REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALES OF ASSETS. If at any time or from time to time after the Original Issue Date while this Note remains outstanding, there is a capital reorganization of the Common Stock (other than a recapitalization, or subdivision, combination, reclassification, exchange, or substitution of shares provided for elsewhere in this Section 7(a)), as a part of such capital reorganization, provision shall be made so that the Noteholder shall thereafter be entitled to receive upon exercise hereof the number of shares of stock or other securities or property of Issuer to which a holder of the number of shares of Common Stock deliverable upon exercise immediately prior to such event would have been entitled as a result of such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7(a) with respect to the rights of the Noteholder after the capital reorganization to the end that the provisions of this Section 7(a) (including adjustment of the Conversion Price then in effect and the number of shares issuable upon exercise) shall be applicable after that event and be as nearly equivalent as practicable.

                           (v) ROUNDING OF CALCULATIONS; MINIMUM ADJUSTMENT. All calculations under this Section 7(a) shall be made to the nearest cent. Any provision of this Section 7 to the contrary notwithstanding, no adjustment in the Conversion Price shall be made if the amount of such adjustment would be less than one percent, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate one percent or more.

                           (vi) TIMING OF ISSUANCE OF ADDITIONAL COMMON STOCK UPON CERTAIN ADJUSTMENTS. In any case in which the provisions of this Section 7(a) shall require that an adjustment shall become effective immediately after a record date for an event, Issuer may defer until the occurrence of such event issuing to the Noteholder after such record date and before the occurrence of such event the additional shares of Common Stock or other property issuable or deliverable upon conversion by reason of the adjustment required by such event over and above the shares of Common Stock or other property issuable or deliverable upon such exercise before giving effect to such adjustment;

         PROVIDED, HOWEVER, that Issuer upon request shall deliver to such Noteholder a due bill or other appropriate instrument evidencing such Noteholder's right to receive such additional shares or other property, and such cash, upon the occurrence of the event requiring such adjustment.

                           (vii) VOLUNTARY ADJUSTMENT BY ISSUER. The Company may at any time during the term of this Note, reduce the then current Conversion Price to any amount and for any period of time deemed appropriate by the Board of Directors, in its sole discretion, of Issuer.

                  (b) STATEMENT REGARDING ADJUSTMENTS. Whenever the Conversion Price shall be adjusted as provided in Section 7(a), and upon each change in the number of shares of the Common Stock issuable upon exercise of this Note, Issuer shall forthwith file, at the office of any transfer agent for this Note and at the principal office of Issuer, a statement showing in detail the facts requiring such adjustment and the Conversion Price and new number of shares issuable that shall be in effect after such adjustment, and Issuer shall also cause a copy of such statement to be given to the Noteholder. Each such statement shall be signed by Issuer's chief financial or accounting officer.

                  (c) NOTICE TO HOLDERS. In the event Issuer shall propose to take any action of the type described in clause (iii) or (iv) of Section 7(a), Issuer shall give notice to the Noteholder, in the manner set forth herein, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Note. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

                  (d) TREASURY STOCK. For the purposes of this Section 7, the sale or other disposition of any Common Stock of Issuer theretofore held in its treasury shall be deemed to be an issuance thereof.

         8.       LIQUIDATION RIGHTS; RESTRICTED PAYMENTS.

                  (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of Issuer, this Note shall be entitled to a claim in liquidation before participation by the holders of any debt subordinate hereto or of any capital stock of Issuer. The amount of the claim in liquidation shall equal the amount to which the Noteholder would be entitled in the case of payment. If upon such liquidation, dissolution, or winding up, the assets available for distribution among the holders of the Promissory Notes shall be insufficient to permit the payment of the full amounts of their claims in liquidation, then the entire assets of Issuer to be distributed to the holders of the Promissory Notes shall be distributed pro-rata among the holders of the Promissory Notes based upon the amounts of their respective claims in liquidation.

                  (b) Issuer shall not declare or make any Restricted Payments prior to conversion or payment in full of this Note.

         9. MODIFICATION OF NOTE. This Note may be modified with the written consent of Issuer and the holders of at least eighty percent (80%) of the principal amount of the Promissory Notes then outstanding.

         10.      MISCELLANEOUS.

                  (a) This Note shall be governed by and be construed in accordance with the laws of the State of California without regard to the conflicts of law rules of such state.

                  (b) Issuer hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice.

                  (c) The Section headings herein are for convenience only and shall not affect the construction hereof. This Note and the Security Agreement constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and shall supersede any prior agreements and understandings between the parties hereto with respect to such subject matter. The parties agree that this Note shall be deemed to have been jointly and equally drafted by them, and that the provisions of this Note therefore should not be construed against a party or parties on the grounds that such party or parties drafted or was more responsible for the drafting of any such provision(s).

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Issuer has caused this Convertible Promissory Note to be duly executed as of the date first set forth above.

                                  TAG-IT PACIFIC, INC.

                                  By:
                                            ------------------------------------
                                  Name:     Colin Dyne
                                  Title:    Chief Executive Officer

                                    EXHIBIT A

                            FORM OF CONVERSION NOTICE

     (To be executed by the registered Holder in order to convert the Note)

The undersigned hereby irrevocably elects to convert the Convertible Promissory Note (the "Note") of Tag-It Pacific, Inc., a Delaware corporation (the "Corporation"), due November 9, 2007 held by the undersigned into shares of Common Stock, according to the terms and conditions of the Note and the conditions hereof, as of the date written below. The undersigned hereby requests that certificates for the shares of Common Stock to be issued to the undersigned pursuant to this Conversion Notice be issued in the name of, and delivered to, the undersigned or its designee as indicated below. If the shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. A copy of the Note being converted is attached hereto (and the original Note shall be transmitted to the Corporation pursuant to the terms thereof). All capitalized terms used in this Conversion Notice, but not otherwise defined herein shall have the meanings assigned in the Note.


--------------------------------------------------------------------------------
Date of Conversion (Date of Notice)


--------------------------------------------------------------------------------
Principal Amount of Note to be Converted


--------------------------------------------------------------------------------
Principal Amount of Note not to be Converted (Principal Amount Remaining after Conversion)


--------------------------------------------------------------------------------
Amount of accumulated and unpaid interest on principal amount of Note to be Converted


--------------------------------------------------------------------------------
Number of shares of Common Stock to be Issued (including conversion of accrued but unpaid interest on Notes to be Converted)

Conversion Information:

Name Of Holder:
               -----------------------------------------------------------------

Address of Holder:
                  --------------------------------------------------------------

--------------------------------------------------------------------------------

Issue Common Stock to (if different than above):

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

Tax ID #:
         -----------------------------------------------------------------------

                                    * * * * *

                                    SIGNATURE

Print Name of Noteholder:
                         -------------------------------------------------------

By:
   -----------------------------------------------------------------------------

Name:
     ---------------------------------------------------------------------------

Title:
      --------------------------------------------------------------------------


                                       2